UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019

Achillion Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33095	52-2113479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1777 Sentry Parkway West, Building 14, Suite 200, Blue Bell, PA	19422
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 709-3040

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	ACHN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 31, 2019, Achillion Pharmaceuticals, Inc. (the “Company”) filed a certificate of amendment to its amended and restated certificate of incorporation (the “Certificate of Amendment”), which was effective upon filing with the Secretary of State of the State of Delaware, to increase the number of shares of the Company’s common stock, par value $0.001 per share, authorized for issuance from 200,000,000 shares to 300,000,000 shares. The additional shares of common stock authorized by the Certificate of Amendment have rights identical to the Company’s currently outstanding common stock.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on May 30, 2019, the Company’s stockholders considered and voted upon the following proposals at the meeting: (1) the election of Kurt Graves, David I. Scheer and Frank Verwiel, M.D. as Class I Directors for terms to expire at the Company’s 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified; (2) the approval, on an advisory basis, of the Company’s executive compensation; (3) the approval of an amendment to the Company’s amended and restated certificate of incorporation to increase the number of shares of the Company’s common stock, par value $0.001 per share, authorized for issuance from 200,000,000 to 300,000,000; and (4) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Each proposal was approved by the requisite number of votes. The results with respect to each matter voted upon are set forth below.

(1) The Company’s stockholders elected Kurt Graves, David I. Scheer and Frank Verwiel, M.D. to the Company’s Board of Directors to serve as a Class I directors for a term to expire at the Company’s 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Director Nominee	For	Withheld	Broker Non-Votes
Kurt Graves	91,596,584	393,639	27,619,991
David I. Scheer	80,752,262	11,237,961	27,619,991
Frank Verwiel, M.D.	53,022,811	38,967,412	27,619,991

(2) The compensation of the Company’s named executive officers was approved on a non-binding advisory basis:

For	Against	Abstain	Broker Non-Votes
90,411,407	1,314,781	264,035	27,619,991

(3) The Company’s stockholders approved an amendment to the Company’s amended and restated certificate of incorporation to increase the number of shares of common stock, par value $0.001 per share, authorized for issuance from 200,000,000 to 300,000,000:

For	Against	Abstain
105,561,354	13,148,831	900,029

(4) The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified:

For	Against	Abstain
118,614,568	355,125	640,521

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Achillion Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2019

ACHILLION PHARMACEUTICALS, INC.

By:	/s/ Brian Di Donato
Brian Di Donato
Chief Financial Officer